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                                                                    Exhibit 99.3


                          PLEDGE AND SECURITY AGREEMENT

         THIS PLEDGE AND SECURITY AGREEMENT (this "SECURITY AGREEMENT") is made and entered into as of July 30, 2004 by PEDIATRIX MEDICAL GROUP, INC., a Florida corporation (the "COMPANY" and a "GRANTOR" and a "BORROWER"), and each of the undersigned Material Subsidiaries (as defined in the Credit Agreement) of the Company and each other Person who shall become party hereto by execution of a Security Joinder Agreement (each a "GRANTOR" and a "BORROWER", and collectively with the Company, the "GRANTORS" and the "BORROWERS"), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (the "Administrative Agent") for each of the Lenders (as defined in the Credit Agreement) now or hereafter party to the Credit Agreement defined below (collectively with the Administrative Agent, and certain other Persons parties to Related Swap Contracts as more particularly described in SECTION 24 hereof, the "SECURED PARTIES") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein or pursuant to SECTION 1 hereof shall have the respective meanings assigned thereto in the Credit Agreement (as defined below).

                              W I T N E S S E T H:

         WHEREAS, the Lenders have agreed to provide to the Grantors a certain revolving credit facility with a letter of credit sublimit and swing line facility pursuant to that certain Credit Agreement of even date herewith by and among the Grantors, the Administrative Agent and the Lenders (as from time to time amended, revised, modified, supplemented or amended and restated, the "CREDIT AGREEMENT"); and

         WHEREAS, as collateral security for payment and performance of the Obligations and the obligations and liabilities of any Borrower now existing or hereafter arising under Related Swap Contracts, each Grantor is willing to grant to the Administrative Agent for the benefit of the Secured Parties a security interest in certain of its personal property and assets pursuant to the terms of this Security Agreement; and

         WHEREAS, the Secured Parties are unwilling to enter into the Loan Documents unless the Grantors enter into this Security Agreement;

         NOW, THEREFORE, in order to induce the Lenders to enter into the Loan Documents and to make Loans and issue Letters of Credit, and in further consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used in this Security Agreement, not otherwise expressly defined herein or in the Credit Agreement, and for which meanings are provided in the Uniform Commercial Code of the State of New York (the "UCC"), shall have such meanings. The term "QUALIFYING CONTROL AGREEMENT" shall have the meaning set forth on SCHEDULE 1 hereto.

         2. GRANT OF SECURITY INTEREST. Each Borrower hereby grants as collateral security for the payment, performance and satisfaction of all of the Obligations and the obligations and



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liabilities of any Borrower now existing or hereafter arising under Related Swap
Contracts, and the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) hereunder or under any of the other Loan Documents to which it is now or hereafter becomes a party (such obligations and liabilities of the Grantors referred to collectively as the "SECURED OBLIGATIONS"), to the Administrative Agent for the benefit of the Secured
Parties a continuing first priority security interest in and to, and other than as to any Grantor's rights in and to copyrights, collaterally assigns to the Administrative Agent for the benefit of the Secured Parties, certain of the personal property of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located as follows:

                  (a) All accounts, and including accounts receivable, contracts, bills, acceptances, choses in action, and other forms of monetary obligations at any time owing to such Grantor arising out of property sold, leased, licensed, assigned or otherwise disposed of or for services rendered or to be rendered by such Grantor, including health-care-insurance receivables, and all of such Grantor's rights with respect to any property represented thereby, whether or not delivered, property returned by customers and all rights as an unpaid vendor or lienor, including rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation (collectively referred to hereinafter as "ACCOUNTS");

                  (b) All inventory, including all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of such Grantor or which may contribute to the finished product or to the sale, promotion and shipment thereof, in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor's account (collectively referred to hereinafter as "INVENTORY");

                  (c) All goods, including all machinery, equipment, motor vehicles, parts, supplies, apparatus, appliances, tools, patterns, molds, dies, blueprints, fittings, furniture, furnishings, fixtures and articles of tangible personal property of every description, and all computer programs embedded in any of the foregoing and all supporting information relating to such computer programs (collectively referred to hereinafter as "EQUIPMENT");

                  (d) All general intangibles, including all rights now or hereafter accruing to such Grantor under contracts, leases, agreements or other instruments, including all Management Agreements or contracts or contract rights to perform or receive services, to purchase or sell goods, or to hold or use land or facilities, and to enforce all rights thereunder, all causes of action, corporate or business records, inventions, patents and patent rights, rights in mask works, designs, trade names and trademarks and all goodwill associated therewith, trade secrets, trade processes, copyrights, licenses, permits, franchises, customer lists, computer programs and software, all internet domain names and registration rights thereto, all internet websites and the content thereof, all payment




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         intangibles, all claims under guaranties, tax refund claims, all rights and claims against carriers and shippers, leases, all claims under insurance policies, all interests in general and limited partnerships, limited liability companies, and other Persons not constituting Investment Property (as defined below), all rights to indemnification and all other intangible personal property and intellectual property of every kind and nature (collectively referred to hereinafter as "GENERAL INTANGIBLES");

                  (e) All deposit accounts, including demand, time, savings, passbook, or other similar accounts maintained with any bank by or for the benefit of such Grantor (collectively referred to hereinafter as "DEPOSIT ACCOUNTS");

                  (f) All chattel paper, including tangible chattel paper, electronic chattel paper, or any hybrid thereof (collectively referred to hereinafter as "CHATTEL PAPER");

                  (g) All investment property, including all securities, security entitlements, securities accounts, commodity contracts and commodity accounts of or maintained for the benefit of such Grantor, but excluding Pledged Interests and any equity interest in Pediatrix Medical Services, Inc. so long as it is a not-for-profit entity under Texas Law, in each case whether now existing or hereafter created or acquired (collectively referred to hereinafter as "INVESTMENT PROPERTY");

                  (h) All instruments, including all promissory notes (collectively referred to hereinafter as "INSTRUMENTS");

                  (i) All documents, including warehouse receipts, bills of lading and other documents of title (collectively referred to hereinafter as "DOCUMENTS");

                  (j) All rights to payment or performance under letters of credit including rights to proceeds of letters of credit ("LETTER-OF-CREDIT RIGHTS") other than letters of credit issued under the Credit Agreement, and all guaranties, endorsements, Liens, other Guarantee obligations or supporting obligations of any Person securing or supporting the payment, performance, value or liquidation of any of the foregoing (collectively, with Letter-of-Credit Rights, referred to hereinafter as "SUPPORTING OBLIGATIONS");

                  (k) All Pledged Interests, whether now existing or hereafter created or acquired, including without limitation the Pledged Interests more particularly described on SCHEDULE 11(F) hereto;

                  (l) All money, securities, security entitlements and other investment property, dividends, rights, general intangibles or other property at any time and from time to time (x) declared or distributed in respect of or in exchange for or on conversion of any Pledged Interest, or (y) by its or their terms exchangeable or exercisable for or convertible into any Pledged Interest;

                  (m) All other property of whatever character or description, including money, securities, security entitlements or other investment property, and general intangibles



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         hereafter delivered to the Administrative Agent in substitution for or as an addition to any of the Pledged Interests;

                  (n) All securities accounts to which may at any time be credited any or all of the Pledged Interests or any proceeds thereof and all certificates and instruments representing or evidencing any of the Pledged Interest or any proceeds thereof;

                  (o) All real property and immovable property and fixtures, leasehold interests and easements wherever located, together with all estates and interests of such Grantor therein, including lands, buildings, stores, manufacturing facilities and other structures erected on such property, fixed plant, fixed equipment and all permits, rights, licenses, benefits and other interests of any kind or nature whatsoever in respect of such real and immovable property (collectively referred to hereinafter as "REAL PROPERTY");

                  (p) All motor vehicles and aircraft (collectively referred to hereinafter as "MOTOR VEHICLES");

                  (q) All books and records relating to any of the forgoing (including customer data, credit files, ledgers, computer programs, printouts, and other computer materials and records (and all media on which such data, files, programs, materials and records are or may be stored)); and

                  (r) All proceeds, products and replacements of, accessions to, and substitutions for, any of the foregoing, including without limitation proceeds of insurance policies insuring any of the foregoing.

         All of the property and interests in property described in subsections
(a) through (r) are herein collectively referred to as the "COLLATERAL."

         3. EXCLUDED PROPERTY. Notwithstanding SECTION 2, the payment and performance of the Secured Obligations shall not be secured by and the Collateral shall not include:

         (a) any contract, license, permit or franchise that validly prohibits the creation by such Grantor of a security interest in such contract, license, permit or franchise (or in any rights or property obtained by such Grantor under such contract, license, permit or franchise) (but excluding any rights or property acquired in connection with any Restrictive Agreement); but only to the extent such prohibition is valid following application of Sections 9-408 and 9-409 of the UCC; and, provided further that the provisions of this SECTION 3 shall not prohibit the security interests created by this Security Agreement from extending to the proceeds of such contract, license, permit or franchise (or such rights or property) or to the monetary value of the good will and other general intangibles of the Grantors relating thereto; or

         (b) any rights or property to the extent that any valid and enforceable law or regulation applicable to such rights or property prohibits the creation of a security interest therein, but only to the extent such prohibition is valid following application of Sections 9-408 and 9-409 of the UCC; and, provided further that the provisions of this SECTION 3 shall not



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prohibit the security interests created by this Security Agreement from extending to the proceeds of such rights or property or to the monetary value of the good will and other general intangibles of the Grantors relating thereto.

         In addition, in the event any Grantor disposes of assets to third parties in a transaction permitted by SECTION 7.05 of the Credit Agreement, such assets, but not the proceeds or products thereof, shall be released from the Lien of the Administrative Agent and the Administrative Agent shall promptly execute such instruments as are reasonably necessary to so release the Lien.

         4. ADDITIONAL PERFECTION ACTIONS AND COLLATERAL.

         (a) Each Grantor covenants and agrees that it will take such actions necessary to perfect the first priority Lien of the Administrative Agent for the benefit of the Secured Parties, in Real Property and Motor Vehicles as the Administrative Agent may from time to time request by notice to such Grantor, including by execution of all mortgages, deeds of trusts or certificates of title as the Administrative Agent shall reasonably request, and simultaneously with such perfection action, such Grantor shall deliver such title insurance documents (and endorsements), surveys, appraisals and other documents evidencing real property and enter into any amendments to the Credit Agreement or any other Loan Document as the Administrative Agent shall reasonably request.

         (b) Each Grantor covenants and agrees that, upon the request of the Administrative Agent, it shall use its commercially reasonable efforts to obtain control agreements from (i) depositary institutions with respect to such Deposit Accounts as the Administrative Agent shall reasonably request, and (ii) securities intermediaries with respect to such Investment Property as the Administrative Agent shall reasonably request, which control agreements shall be in a form substantially similar to SCHEDULE I attached hereto or such other form as shall be acceptable to the Administrative Agent.

         (c) Each Grantor covenants and agrees that, upon the request of the Administrative Agent, it shall use its commercially reasonable efforts to cause the Persons who own the Equity Interests in each Practice to pledge such Equity Interests to the Administrative Agent for the benefit of the Secured Parties, as collateral security for the Borrowers' Obligations, and to deliver such documents and evidence of such pledge as the Administrative Agent may reasonably require.

         5. PERFECTION. As of the date of execution of this Security Agreement or Security Joinder Agreement by each Grantor, as applicable (with respect to each Grantor, its "APPLICABLE DATE"), such Grantor shall have:

                  (a) furnished the Administrative Agent with duly authorized financing statements in form, number and substance suitable for filing, sufficient under applicable law, and satisfactory to the Administrative Agent in order that upon the filing of the same the Administrative Agent, for the benefit of the Secured Parties, shall have a duly




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         perfected security interest in all Collateral in which a security interest can be perfected by the filing of financing statements; and

                  (b) delivered to the Administrative Agent possession of all Collateral with respect to which either a security interest can be perfected only by possession or a security interest perfected by possession shall have priority as against Persons not having possession, and including in the case of Instruments, Documents, Investment Property and Pledged Interests in the form of certificated securities, duly executed endorsements or stock powers in blank, as the case may be, affixed thereto in form and substance acceptable to the Administrative Agent and sufficient under applicable law so that the Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in all such Collateral perfected by possession;

with the effect that the Liens conferred in favor of the Administrative Agent shall be and remain duly perfected and of first priority subject only, to the extent applicable, to Liens allowed to exist under SECTION 7.01 of the Credit Agreement ("PERMITTED LIENS"). All financing statements (including all amendments thereto and continuations thereof), control agreements, certificates, acknowledgments, stock powers and other documents, electronic identification, restrictive legends, and instruments furnished in connection with the creation, enforcement, protection, perfection or priority of the Administrative Agent's security interest in Collateral, including such items as are described above in this SECTION 5, are sometimes referred to herein as "PERFECTION DOCUMENTS". The delivery of possession of items of or evidencing Collateral, causing other Persons to execute and deliver Perfection Documents as appropriate, the filing or recordation of Perfection Documents, the establishment of control over items of Collateral, and the taking of such other actions as may be necessary or advisable in the determination of the Administrative Agent to create, enforce, protect, perfect, or establish or maintain the priority of, the security interest of the Administrative Agent for the benefit of the Secured Parties in the Collateral is sometimes referred to herein as "PERFECTION ACTION".

         6. MAINTENANCE OF SECURITY INTEREST; FURTHER ASSURANCES.

                  (a) Except as otherwise provided in SECTION 4, each Grantor will from time to time at its own expense, deliver specific assignments of Collateral or such other Perfection Documents, and take such other or additional Perfection Action (including but not limited to delivery of any Pledged Interests that are in the form of certificated securities, together with duly executed endorsements or stock powers in blank, as the case may be, affixed thereto in form and substance acceptable to the Administrative Agent and sufficient under applicable law so that the Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in all such Collateral perfected by possession), as may be required by the terms of the Loan Documents or as the Administrative Agent may reasonably request in connection with the administration or enforcement of this Security Agreement or related to the Collateral or any part thereof in order to carry out the terms of this Security Agreement, to perfect, protect, maintain the priority of or enforce the Administrative Agent's security interest in the Collateral, subject only to Permitted Liens, or otherwise to better assure and confirm unto the Administrative Agent its rights, powers and remedies for the benefit of the Secured



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         Parties hereunder. Without limiting the foregoing, each Grantor hereby irrevocably authorizes the Administrative Agent to file (with, or to the extent permitted by applicable law, without the signature of the Grantor appearing thereon) financing statements (including amendments thereto and initial financing statements in lieu of continuation statements) or other Perfection Documents (including copies thereof) showing such Grantor as "debtor" at such time or times and in all filing offices as the Administrative Agent may from time to time determine to be necessary or advisable to perfect or protect the rights of the Administrative Agent and the Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated, any of which Perfection Documents, at the Administrative Agent's election, may describe the Collateral as or including all property of the Grantor. Each Grantor hereby irrevocably ratifies and acknowledges the Administrative Agent's authority to have effected filings of Perfection Documents made by the Administrative Agent prior to its Applicable Date.

                  (b) With respect to any and all Collateral, each Grantor agrees to do and cause to be done all things necessary, subject to
         SECTION 4, to perfect, maintain the priority of and keep in full force the security interest granted in favor of the Administrative Agent for the benefit of the Secured Parties, including, but not limited to, the prompt payment upon demand therefor by the Administrative Agent of all fees and expenses (including documentary stamp, excise or intangibles taxes) incurred in connection with the preparation, delivery, or filing of any Perfection Document or the taking of any Perfection Action to perfect, protect or enforce a security interest in Collateral in favor of the Administrative Agent for the benefit of the Secured Parties, subject only to Permitted Liens. All amounts not so paid when due shall constitute additional Secured Obligations and (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

                  (c) Each Grantor agrees to maintain among its books and records appropriate notations or evidence of, and to make or cause to be made appropriate disclosure upon its financial statements of, the security interest granted hereunder to the Administrative Agent for the benefit of the Secured Parties.

                  (d) Each Grantor agrees that, in the event any proceeds (other than goods) of Collateral shall be or become commingled with other property not constituting Collateral, then such proceeds may, to the extent permitted by law, be identified by application of the lowest intermediate balance rule to such commingled property.

                  (e) Each Grantor agrees that, should it have or obtain an ownership interest in any material United States patent or patent application that is not now identified on SCHEDULE II, any material trademark or trademark application that is not now identified on
         SCHEDULE III or any material copyright registration or copyright application that is not now identified on SCHEDULE IV: (i) the provisions of this Security Agreement shall automatically apply to such item, and such item shall automatically become part of the Collateral;
         (ii) such Grantor shall, within a reasonable time after acquiring or becoming aware of such ownership interest, (A) give written notice thereof to the Administrative Agent, (B) take all reasonable and appropriate steps to protect such patents, trademarks



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         and copyrights, as, for example, by filing applications for their registration with the Patent and Trademark Office or the Copyright Office, as applicable, and (C) with respect to such patents, trademarks and copyrights, prepare, execute and file in the Patent and Trademark Office or the Copyright Office, as applicable, within the requisite time period, all documents that are known by such Grantor to be necessary or that the Administrative Agent, on behalf of the Secured Parties, reasonably requests in order to perfect the Lien of the Administrative Agent, on behalf of the Secured Parties, therein, including delivery to the Administrative Agent of an executed assignment of intellectual property. Each Grantor authorizes the Administrative Agent, on behalf of the Secured Parties, to execute and file such a document in the name of such Grantor if such Grantor fails to do so.

                  (f) Each Grantor agrees: (i) to take all necessary steps in any proceeding before the Patent and Trademark Office, the Copyright Office or any similar office or agency in any other country or any political subdivision thereof or in any court, to maintain and pursue each patent application now or hereafter included in the Collateral which the Grantor determines to be material to the conduct of its business, and to maintain each such patent, and each trademark or copyright now or hereafter included in the Collateral, including the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for reissue, renewal or extensions, the payment of fees, and the participation in interference, reexamination, opposition and infringement proceedings; (ii) to take corresponding steps with respect to unpatented inventions which the Grantor determines to be material to the conduct of its business and on which such Grantor is now or hereafter becomes entitled to seek protection, and (iii) to bear any expenses incurred in connection with such activities.

                  (g) No Grantor shall do any act or omit to do any act whereby any patent, trademark or copyright may become dedicated or abandoned, except where such dedication or abandonment (i) will not cause, create or give rise to a Material Adverse Effect, and (ii) is in the ordinary course of such Grantor's business.

                  (h) Each Grantor agrees that in the event that any patent, trademark or copyright which is material to the operation of its business and as to which it has granted a Lien pursuant to this Security Agreement is infringed or misappropriated by a third party and such infringement would have a Material Adverse Effect, such Grantor shall take all reasonable steps to terminate the infringement or misappropriation, and take such other actions as such Grantor shall deem appropriate under the circumstances to protect such Collateral. Any expense incurred in connection with such activities shall be borne by such Grantor.

         7. RECEIPT OF PAYMENT. In the event an Event of Default shall occur and be continuing and a Grantor (or any of its Affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any proceeds of Collateral (other than those proceeds which are received by any such stockholder, director, officer, employee or agent as payment of employee compensation), including without limitation monies, checks, notes, drafts or any other items of payment, each Grantor shall hold all such items of payment in trust for the Administrative Agent for the benefit of the Secured Parties, and as the property of the



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Administrative Agent for the benefit of the Secured Parties, separate from the funds and other property of such Grantor, and no later than the first Business Day following the receipt thereof, at the election of the Administrative Agent, such Grantor shall cause such Collateral to be forwarded to the Administrative Agent for its custody, possession and disposition on behalf of the Secured Parties in accordance with the terms hereof and of the other Loan Documents.

         8. PRESERVATION AND PROTECTION OF COLLATERAL.

                  (a) The Administrative Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise. Each Grantor shall be responsible for the safekeeping of its Collateral, and in no event shall the Administrative Agent have any responsibility for (i) any loss or damage thereto or destruction thereof occurring or arising in any manner or fashion from any cause, other than due to the gross negligence or willful misconduct of the Administrative Agent with respect to Collateral in its possession or control, (ii) any diminution in the value thereof, or
         (iii) any act or default of any carrier, warehouseman, bailee or forwarding agency thereof or other Person in any way dealing with or handling such Collateral.

                  (b) Each Grantor shall keep and maintain its tangible personal property Collateral in good operating condition and repair, ordinary wear and tear excepted and except as otherwise provided in the Credit Agreement, and shall make all necessary repairs thereto and renewals and replacements thereof except where failure to do so could not reasonably be expected to have a Material Adverse Effect. No Grantor shall permit any such items to become a fixture to real property (unless such Grantor has granted to the Administrative Agent for the benefit of the Secured Parties a Lien on such real property having a priority acceptable to the Administrative Agent) or accessions to other personal property.

                  (c) Each Grantor agrees (i) to pay when due all taxes, charges and assessments against the Collateral in which it has any interest, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP applied on a basis consistent with the application of GAAP in the Audited Financial Statements and provided that all enforcement proceedings in the nature of levy or foreclosure are effectively stayed, and (ii) to cause to be terminated and released all Liens (other than Permitted Liens) on the Collateral. Upon the failure of any Grantor to so pay or contest such taxes, charges, or assessments, or cause such Liens to be terminated, the Administrative Agent at its option may pay or contest any of them or amounts relating thereto (the Administrative Agent having the right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Administrative Agent, including reasonable attorneys' fees, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from

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         such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

         9. STATUS OF GRANTORS AND COLLATERAL GENERALLY. Each Grantor represents and warrants to, and covenants with, the Administrative Agent for the benefit of the Secured Parties, with respect to itself and the Collateral as to which it has or acquires any interest, that:

                  (a) It is at its Applicable Date (or as to Collateral acquired after its Applicable Date will be upon the acquisition of the same) and, except as permitted by the Credit Agreement and subsection (b) of this SECTION 9, will continue to be, the owner of the Collateral, free and clear of all Liens, other than the security interest hereunder in favor of the Administrative Agent for the benefit of the Secured Parties and Permitted Liens, and that it will at its own cost and expense take such action as is reasonable to defend such Collateral and any products and proceeds thereof against all claims and demands of all Persons (other than holders of Permitted Liens) to the extent of their claims permitted under the Credit Agreement at any time claiming the same or any interest therein adverse to the Secured Parties. Upon the failure of any Grantor to so defend, the Administrative Agent may do so at its option but shall not have any obligation to do so. All sums so disbursed by the Administrative Agent, including reasonable attorneys' fees, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

                  (b) It shall not (i) sell, assign, transfer, lease, license or otherwise dispose of any of, or grant any option with respect to, the Collateral, except for Dispositions permitted under the Credit Agreement, (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the security interests created by this Security Agreement and Permitted Liens, or (iii) take any other action in connection with any of the Collateral that would materially impair the value of the interest or rights of such Grantor in the Collateral taken as a whole or that would materially impair the interest or rights of the Administrative Agent for the benefit of the Secured Parties.

                  (c) It has full power, legal right and lawful authority to enter into this Security Agreement (and any Security Joinder Agreement applicable to it) and to perform its terms, including the grant of the security interests in the Collateral herein provided for.

                  (d) No authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person which has not been given or obtained, as the case may be, is required either (i) for the grant by such Grantor of the security interests granted hereby or for the execution, delivery or performance of this Security Agreement (or any Security Joinder Agreement) by such Grantor, or (ii) for the perfection of or the exercise by the Administrative Agent, on behalf of the Secured Parties, of its rights and remedies hereunder, except for action required by the UCC to perfect and exercise remedies with respect to the security interest conferred hereunder.

                  (e) No effective financing statement or other Perfection Document similar in effect, nor any other Perfection Action, covering all or any part of the Collateral purported to be granted or taken by or on behalf of such Grantor (or by or on behalf of any other Person and which remains effective as against all or any part of the Collateral) has been filed in any recording office, delivered to another Person for filing (whether upon the occurrence of a contingency or otherwise), or otherwise taken, as the case may be, except such as pertain to Permitted Liens and such as may have been filed for the benefit of, delivered to, or taken in favor of, the Administrative Agent for the benefit of the Secured Parties in connection with the security interests conferred hereunder.

                  (f) SCHEDULE 9(F) attached hereto contains true and complete information as to each of the following: (i) the exact legal name of each Grantor as it appears in its Organizational Documents as of its Applicable Date and at any time during the five (5) year period ending as of its Applicable Date (the "COVERED PERIOD"), (ii) the jurisdiction of formation and form of organization of each Grantor, and the identification number of such Grantor in its jurisdiction of formation (if any), (iii) each address of the chief executive office of each Grantor as of its Applicable Date and at any time during the Covered Period, (iv) all trade names or trade styles used by such Grantor as of its Applicable Date and at any time during the Covered Period, (v) the address of each location of such Grantor at which any tangible personal property Collateral (including Account Records and Account Documents) is located at its Applicable Date or has been located at any time during the Covered Period, (vi) with respect to each location described in clause (v) that is not owned beneficially and of record by such Grantor, the name and address of the owner thereof; and (vii) the name of each Person other than such Grantor and the address of such Person at which any tangible personal property Collateral of such Grantor is held under any warehouse, consignment, bailment or other arrangement as of its Applicable Date. No Grantor shall change its name, change its jurisdiction of formation (whether by reincorporation, merger or otherwise), change the location of its chief executive office, or utilize any additional location where tangible personal property Collateral (including Account Records and Account Documents) may be located, except in each case upon giving not less than five (5) days' prior written notice to the Administrative Agent and taking or causing to be taken at such Grantor's expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder.

                  (g) No Grantor shall engage in any consignment transaction in respect of any of the Collateral, whether as consignee or consignor, without the prior written consent of the Administrative Agent in each instance.

                  (h) Except in the case of Motor Vehicles, no Grantor shall cause, suffer or permit any of the tangible personal property Collateral (i) to be evidenced by any document of title (except for shipping documents as necessary or customary to effect the receipt of raw materials or components or the delivery of inventory to customers, in each case in the ordinary course of business) or (ii) to be in the possession, custody or control of any warehouseman or other bailee unless such location and Person are set forth on SCHEDULE 9(F) or the Administrative Agent shall have received not less than five (5) days' prior written notice of each such transaction, the Administrative Agent shall have received a duly executed Qualifying Control Agreement from such warehouseman or bailee, and the Grantor shall have caused at its expense to be prepared and executed such additional Perfection Documents and to be taken such other Perfection Action as the Administrative Agent may deem necessary or advisable to carry out the transactions contemplated by this Security Agreement.

                  (i) No tangible personal property Collateral is or shall be located at any location that is leased by such Grantor from any other Person other than Inventory the value of which, when aggregated with all other Inventory kept at any location which is leased by all Grantors, is less than $5,000,000, unless (x) such location and lessor is set forth on SCHEDULE 9(F) attached hereto or such Grantor provides not less than five (5) days' prior written notice thereof to the Administrative Agent, (y) if requested by the Administrative Agent, such lessor acknowledges the Lien in favor of the Administrative Agent for the benefit of the Secured Parties conferred hereunder and waives its statutory and consensual liens and rights with respect to such Collateral in form and substance acceptable to the Administrative Agent and delivered in writing to the Administrative Agent prior to any Collateral being located at any such location, and (z) the Grantor shall have caused at its expense to be prepared and executed such additional Perfection Documents and to be taken such other Perfection Action as the Administrative Agent may deem necessary or advisable to carry out the transactions contemplated by this Security Agreement.

         10. INSPECTION. The Administrative Agent (by any of its officers, employees and agents), on behalf of the Secured Parties, shall have the right upon prior notice to an executive officer of the Company, and at any reasonable times during the Company's usual business hours, to inspect the Collateral, all records related thereto (and to make extracts or copies from such records), and the premises upon which any of the Collateral is located, to discuss such Grantor's affairs and finances with any Person (other than Persons obligated on any Accounts ("ACCOUNT DEBTORS") except as expressly otherwise permitted in the Loan Documents) and to verify with any Person other than (except as expressly otherwise permitted in the Loan Documents) Account Debtors the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral and, if an Event of Default has occurred and is continuing, to discuss any Grantor's affairs and finances with such Grantor's Account Debtors and to verify the amount, quality, value and condition of, or any other matter relating to, the Collateral with such Account Debtors. Upon or after the occurrence and during the continuation of an Event of Default, the Administrative Agent may at any time and from time to time employ and maintain on any Grantor's premises a custodian selected by the Administrative Agent who shall have full authority to do all acts necessary to protect the Administrative Agent's (for the benefit of the Secured Parties) interest. All expenses incurred by the Administrative Agent, on behalf of the Secured Parties, by reason of the employment of such custodian shall be paid by such Grantor on demand from time to time and shall be added to the Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

         Notwithstanding any other provision contained in this Security Agreement, in no event shall the Administrative Agent or any Secured Party be given access to Protected Health Information (as such term is defined in the Administrative Simplification provisions of the Health Insurance Portability and Accountability Act of 1996, 45 C.F.R. Parts 160, 162 and 164) maintained by any Grantor, unless access to such Protected Health Information is permitted by applicable law.

         11. SPECIFIC COLLATERAL.

                  (a) ACCOUNTS. With respect to its Accounts whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

                           (i) Each Grantor shall keep records of its Accounts
                  that are accurate and complete in all material respects ("ACCOUNT RECORDS") and from time to time at intervals reasonably designated by the Administrative Agent such Grantor shall provide the Administrative Agent with a schedule of Accounts in form and substance reasonably acceptable to the Administrative Agent describing all Accounts created or acquired by such Grantor ("SCHEDULE OF ACCOUNTS"); PROVIDED, HOWEVER, that such Grantor's failure to execute and deliver any such Schedule of Accounts shall not affect or limit the Administrative Agent's security interest or other rights in and to any Accounts for the benefit of the Secured Parties. If reasonably requested by the Administrative Agent, each Grantor shall furnish the Administrative Agent with copies of proof of delivery and other documents relating to the Accounts so scheduled, including without limitation repayment histories and present status reports (collectively, "ACCOUNT DOCUMENTS") and such other matter and information relating to the status of then existing Accounts as the Administrative Agent shall reasonably request.

                           (ii) All Account Records and Account Documents are
                  and shall at all times be located only at the Company's or such Grantor's chief executive office as set forth on SCHEDULE 9(F) attached hereto, such other locations as are specifically identified on SCHEDULE 9(F) attached hereto as an "ACCOUNT DOCUMENTS LOCATION," or as to which the Grantor has complied with SECTION 9(F) hereof.

                           (iii) The Accounts are genuine, are in all respects
                  what they purport to be, are not evidenced by an instrument or document or, if evidenced by an instrument or document, are only evidenced by one original instrument or document.

                           (iv) The Accounts cover bona fide sales, leases,
                  licenses or other dispositions of property usually dealt in by such Grantor, or the rendition by such Grantor of services, to an Account Debtor in the ordinary course of business.

                           (v) Except for conditions generally applicable to
                  such Grantor's industry and markets and for set-offs, discounts, allowances, claims or disputes in the ordinary course of business, there are no events or occurrences which are known to such Grantor and which are reasonably expected to result in a material reduction of the amount payable in the aggregate under the Accounts from the amount shown on any Schedule of Accounts less any reserves established in accordance with GAAP.

                           (vi) The property or services giving rise thereto are
                  not, and were not at the time of the sale or performance thereof, subject to any Lien, claim, encumbrance or security interest, except those of the Administrative Agent for the benefit of Secured Parties and Permitted Liens.

                           (vii) In the event any amounts due and owing in
                  excess of $5,000,000 individually, or $15,000,000 in the aggregate amount, are in dispute between any Account Debtor and a Grantor (which shall include without limitation any dispute in which an offset claim or counterclaim may result), such Grantor shall provide the Administrative Agent with written notice thereof as soon as practicable, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

                  (b) EQUIPMENT. With respect to its Equipment whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

                           (i) Each Grantor, as soon as practicable following a
                  reasonable request therefor by the Administrative Agent, shall deliver to the Administrative Agent any and all evidence of ownership of any of the Equipment (including without limitation certificates of title and applications for title).

                           (ii) Each Grantor shall maintain accurate, itemized
                  records describing the kind, type, quality, quantity of its Equipment and shall furnish the Administrative Agent upon reasonable request with a current schedule containing the foregoing information, but, other than during the continuance of an Event of Default, not more often than once per fiscal year.

                           (iii) All Equipment is and shall at all times be
                  located only at such Grantor's locations as set forth on
                  SCHEDULE 9(F) attached hereto, at such other locations as to which such Grantor has complied with SECTION 9(F) hereof or at an Excluded Location (as defined below). No Grantor shall, other than as provided above, in the ordinary course of business or as expressly permitted under the Credit Agreement, sell, lease, transfer, dispose of or remove any Equipment from such locations. As used in this SECTION 11(B)(III), "EXCLUDED LOCATION" means a location where Equipment is located that is neither set forth on SCHEDULE 9(F) nor with respect to which a Grantor complied with SECTION 9(F), so long as (x) the aggregate book value or fair market value (whichever is greater) of all Equipment located at such location does not exceed $5,000,000, and (y) the aggregate book value or fair market value (whichever is greater) of all Equipment located at all such locations does not exceed $25,000,000.

                  (c) SUPPORTING OBLIGATIONS. With respect to its Supporting Obligations whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

                           (i) Each Grantor shall from time to time at the
                  Administrative Agent's reasonable request, deliver to the Administrative Agent a current list identifying in reasonable detail each Supporting Obligation relating to any Collateral from a single obligor in excess of $500,000, and (ii) upon the request of the Administrative Agent from time to time following the occurrence and during the continuance of any Default or Event of Default, deliver to the Administrative Agent the originals of all documents evidencing or constituting Supporting Obligations, together with such other documentation (executed as appropriate by the Grantor) and information as may be necessary to enable the Administrative Agent to realize upon the Supporting Obligations in accordance with their respective terms or transfer the Supporting Obligations as may be permitted under the Loan Documents or by applicable law.

                           (ii) With respect to each letter of credit giving
                  rise to Letter-of-Credit Rights that has an aggregate stated amount available to be drawn in excess of $500,000, each Grantor shall, at the request of the Administrative Agent use its commercially reasonable efforts to cause the issuer thereof to execute and deliver to the Administrative Agent a Qualifying Control Agreement.

                           (iii) With respect to each transferable letter of
                  credit giving rise to Letter-of-Credit Rights that has an aggregate stated amount available to be drawn in excess of $100,000, each Grantor shall, at the Administrative Agent's request upon and during the continuance of any Default or Event of Default, deliver to the Administrative Agent a duly executed, undated transfer form in blank sufficient in form and substance under the terms of the related letter of credit to effect, upon completion and delivery to the letter of credit issuer together with any required fee, the transfer of such letter of credit to the transferee identified in such form. Each Grantor hereby expressly authorizes the Administrative Agent following the occurrence and during the continuance of any Event of Default to complete and tender each such transfer form as transferor in its own name or in the name, place and stead of the Grantor in order to effect any such transfer, either to the Administrative Agent or to another transferee, as the case may be, in connection with any sale or other disposition of Collateral or for any other purpose permitted under the Loan Documents or by applicable law.

                  (d) INVESTMENT PROPERTY. With respect to its Investment Property whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

                           (i) SCHEDULE 11(D) attached hereto contains a true
                  and complete description of (x) the name and address of each securities intermediary with which such Grantor maintains a securities account in which Investment Property is or may at any time be credited or maintained, and (y) all other material Investment Property of such Grantor other than Pledged Interests.

                           (ii) Except with the express prior written consent of
                  the Administrative Agent in each instance, all Investment Property other than Pledged Interests shall be maintained at all times in the form of (a) certificated securities, which certificates shall have been delivered to the Administrative Agent together with duly executed undated stock powers endorsed in blank pertaining thereto, or (b) security entitlements credited to one or more securities accounts as to each of which the Administrative Agent has received copies of the account agreement between the applicable securities intermediary and the Grantor and the most recent statement of account pertaining to such securities account (each certified to be true and correct by an officer of the Grantor). Without limiting the generality of the foregoing, (A) at any time prior to the exercise by the Administrative Agent of any of its rights under SECTION 4(B)(II), each Grantor shall, from time to time upon the Administrative Agent's request, (x) provide the Administrative Agent with a schedule with respect to all Investment Property credited to or maintained in any securities account not listed on SCHEDULE 11(D), setting forth in reasonable detail the identity, location, account intermediary and such other information as the Administrative Agent may reasonably require with respect to all such Investment Property, and (y) take or cause to be taken at such Grantor's expense all such Perfection Action (other than Perfection Action described in SECTION 4(B)(II)), including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in such Investment Property, and (B) at all times after the exercise by the Administrative Agent of any of its rights under SECTION 4(B)(II), no Grantor shall cause, suffer or permit any Investment Property to be credited to or maintained in any securities account not listed on SCHEDULE 11(D) attached hereto except in each case upon giving not less than fifteen (15) days' prior written notice to the Administrative Agent and taking or causing to be taken at such Grantor's expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder.

                           (iii) All dividends and other distributions with
                  respect to any of the Investment Property shall be subject to the security interest conferred hereunder, PROVIDED, HOWEVER, that cash dividends paid to a Grantor as record owner of the Investment Property may be disbursed to and retained by such Grantor so long as no Default or Event of Default shall have occurred and be continuing, free from any Lien hereunder.

                           (iv) So long as no Default or Event of Default shall
                  have occurred and be continuing, the registration of Investment Property in the name of a Grantor as record and beneficial owner shall not be changed and such Grantor shall be entitled to exercise all voting and other rights and powers pertaining to Investment Property for all purposes not inconsistent with the terms hereof or of any Qualifying Control Agreement relating thereto.

                           (v) Upon the occurrence and during the continuance of
                  any Default or Event of Default, at the option of the Administrative Agent, all rights of the Grantors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to clause (iv) immediately above shall cease and the Administrative Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Administrative Agent or its nominee or agent for the benefit of the Secured Parties and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Grantor hereby appoints the Administrative Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Investment Property upon the occurrence and during the continuance of any Default or Event of Default, which proxy is coupled with an interest and is irrevocable until the Facility Termination Date, and each Grantor hereby agrees to provide such further proxies as the Administrative Agent may request; provided, however, that the Administrative Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

                           (vi) Upon the occurrence and during the continuance
                  of any Default or Event of Default, all rights of the Grantors to receive and retain cash dividends and other distributions upon or in respect to Investment Property pursuant to clause
                  (iii) above shall cease and shall thereupon be vested in the Administrative Agent for the benefit of the Secured Parties, and each Grantor shall, or shall cause, all such cash dividends and other distributions with respect to the Investment Property to be promptly delivered to the Administrative Agent (together, if the Administrative Agent shall request, with any documents related thereto) to be held, released or disposed of by it hereunder or, at the option of the Administrative Agent, to be applied to the Secured Obligations.

                  (e) DEPOSIT ACCOUNTS. With respect to its Deposit Accounts, whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

                           (i) SCHEDULE 11(E) attached hereto as of the date
                  hereof contains a true and complete description of each Deposit Account of each Grantor as of the date hereof, setting forth in reasonable detail the identity, location, depositary institution, account number and such other information as the Administrative Agent may reasonably require with respect to each such Deposit Account;

                           (ii) at any time prior to the exercise by the
                  Administrative Agent of any of its rights under SECTION 4(B)(I), each Grantor shall, from time to time upon the Administrative Agent's request, (x) provide the Administrative Agent with an updated SCHEDULE 11(E) listing all of its Deposit Accounts at such time and setting forth the information required by SCHEDULE 11(E), and (y) other than Perfection Action and Perfection Documents described in
                  SECTION 4(B)(I), take or cause to be taken at such Grantor's expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in each such Deposit Account; and

                           (iii) upon the exercise by the Administrative Agent
                  of any of its rights under SECTION 4(B)(I), each Grantor shall promptly provide to the Administrative Agent an updated
                  SCHEDULE 11(E) listing all of its Deposit Accounts at such time and setting forth the information required by SCHEDULE 11(E), and at all times thereafter no Grantor shall cause, suffer or permit any Deposit Account to be kept or maintained with any financial institution not listed on such SCHEDULE 11(E) except in each case upon giving not less than fifteen
                  (15) days' prior written notice to the Administrative Agent and taking or causing to be taken at such Grantor's expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in each such Deposit Account.

                  (f) PLEDGED INTERESTS. All of the Pledged Interests are, as of the date of execution of this Security Agreement or Security Joinder Agreement by each Grantor pledging such Pledged Interests (such date as applicable with respect to each Grantor, its "Applicable Date"), and shall at all times thereafter be validly issued and outstanding, fully paid and non-assessable and constitute (a) with respect to Direct Foreign Subsidiaries, 65% of the Voting Securities (or if any Grantor shall own less than 65%, then all of the Voting Securities owned by them), and 100% of the other Equity Interests of each Direct Foreign Subsidiary, and (b) with respect to Domestic Subsidiaries, all of the Equity Interests of each Domestic Subsidiary, and are accurately described on SCHEDULE 11(F).

                           (i) The Grantor is as at its Applicable Date and
                  shall at all times thereafter (subject to Dispositions permitted under the Credit Agreement) be the sole registered and record and beneficial owner of the Pledged Interests, free and clear of all Liens, charges, equities, options, hypothecations, encumbrances and restrictions on pledge or transfer, including transfer of voting rights (other than the pledge hereunder, Permitted Liens and applicable restrictions pursuant to federal and state and applicable foreign securities and healthcare laws and the Restrictive Agreements). Without limiting the foregoing, the Pledged Interests are not and will not be subject to any voting trust, shareholders agreement, right of first refusal, voting proxy, power of attorney or other similar arrangement (other than the rights hereunder in favor of the Administrative Agent and other than pursuant to the Restrictive Agreements).

                           (ii) At no time shall any Pledged Interests (i) be
                  held or maintained in the form of a security entitlement or credited to any securities account and (ii) which constitute a "security" under Article 8 of the UCC be maintained in the form of uncertificated securities. With respect to Pledged Interests that are "securities" under the UCC, or as to which the issuer has elected at any time to have such interests treated as "securities" under the UCC, such Pledged Interests are, and shall at all times be, represented by the share certificates listed on SCHEDULE 11(F) hereto, which share certificates, with stock powers duly executed in blank by the Grantor, have been delivered to the Administrative Agent or are being delivered to the Administrative Agent simultaneously herewith or, in the case of Additional Interests as defined in
                  SECTION 29, shall be delivered pursuant to SECTION 29. In addition, with respect to all Pledged Interests, including Pledged Interests that are not "securities" under the UCC, the Grantor has at its Applicable Date delivered to the Administrative Agent (or has previously delivered to the Administrative Agent or, in case of Additional Interests shall deliver pursuant to SECTION 29) UCC financing statements (or appropriate amendments thereto) duly authorized by the Grantor and naming the Administrative Agent for the benefit of the Secured Parties as "secured party," in form, substance and number sufficient in the reasonable opinion of the Administrative Agent to be filed in all UCC filing offices and in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Administrative Agent for the benefit of the Secured Parties the Lien on such Pledged Interests, together with all required filing fees. Without limiting the foregoing provisions of this SECTION 11(G), with respect to any Pledged Interests issued by any Direct Foreign Subsidiary, Grantor shall deliver or cause to be delivered,
                  (i) in addition to or in substitution for all or any of the foregoing items, as the Administrative Agent may elect, such other instruments, certificates, agreements, notices, filings, and other documents, and take or cause to be taken such other action, as the Administrative Agent may determine to be necessary or advisable under the laws of the jurisdiction of formation of such Direct Foreign Subsidiary, to grant, perfect and protect as a first priority lien in such Collateral in favor of the Administrative Agent for the benefit of the Secured

                  Parties, and (ii) an opinion of counsel reasonably acceptable in form and substance to the Administrative Agent issued by a law firm reasonably acceptable to the Administrative Agent licensed to practice law in such foreign jurisdiction, addressing with respect to such Pledged Interests the matters reasonably requested by the Administrative Agent.

                           (iii) The pledge, assignment and delivery of its
                  Pledged Interests (along with undated stock powers executed in blank, financing statements and other agreements referred to in this SECTION 11(F)) to the Administrative Agent for the benefit of the Secured Parties pursuant to this Security Agreement (or any Security Joinder Agreement) creates or continues, as applicable, a valid and perfected first priority security interest in such Pledged Interests in favor of the Administrative Agent for the benefit of the Secured Parties, subject to Permitted Liens, securing the payment of the Secured Obligations, assuming, in the case of the Pledged Interests which constitute certificated "securities" under the UCC, continuous and uninterrupted possession by or on behalf of the Administrative Agent. The Grantor will at its own cost and expense defend the Secured Parties' right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever, other than Permitted Liens.

         12. CASUALTY AND LIABILITY INSURANCE REQUIRED.

                  (a) Each Grantor will keep the Collateral continuously insured against such risks and in such amounts as are customarily insured against by businesses of like size and type engaged in the same or similar operations and consistent with Grantor's past practices, including:

                           (i) casualty insurance on the Inventory and the
                  Equipment in an amount not less than the full insurable value thereof, against loss or damage by theft, fire, lightning and other hazards ordinarily included under uniform broad form standard extended coverage policies, limited only as may be provided in the standard broad form of extended coverage endorsement at the time in use in the states in which the Collateral is located;

                           (ii) comprehensive general liability insurance
                  against claims for bodily injury, death or property damage occurring with or about such Collateral (such coverage to include provisions waiving subrogation against the Secured Parties), with the Administrative Agent and the Lenders as additional insureds thereunder as their interests may appear;

                           (iii) liability insurance with respect to the
                  operation of its facilities under the workers' compensation laws of the states in which such Collateral is located; and

                           (iv) business interruption insurance.

                  (b) Each insurance policy obtained in satisfaction of the requirements of SECTION 12(A):

                           (i) may be provided by blanket policies now or
                  hereafter maintained by each or any Grantor or by the Borrower;

                           (ii) shall be issued by such insurer (or insurers) as
                  shall be financially responsible and of recognized standing;

                           (iii) shall be in such form and have such provisions
                  (including without limitation the loss payable clause, the waiver of subrogation clause, the deductible amount, if any, and the standard mortgagee endorsement clause) as are generally considered standard provisions for the type of insurance involved;

                           (iv) shall provide for at least thirty (30) days'
                  prior written notice to the Administrative Agent of any cancellation or substantial modification, termination or lapse in coverage by the insurer, except for non-payment of premium, as to which such policies shall provide for at least ten (10) days' prior written notice to the Administrative Agent;

                           (v) without limiting the generality of the foregoing,
                  all insurance policies where applicable under SECTION 12(A)(I) carried on the Collateral shall name the Administrative Agent, for the benefit of the Secured Parties, as loss payee and the Administrative Agent and Lenders as parties insured thereunder as their interests may appear in respect of any claim for payment.

                  (c) Prior to expiration of any such policy, such Grantor shall furnish the Administrative Agent with evidence reasonably satisfactory to the Administrative Agent that the policy or certificate has been renewed or replaced or is no longer required by this Security Agreement.

                  (d) Each Grantor hereby makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent), for the benefit of the Secured Parties, as such Grantor's true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item or payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance, which appointment is coupled with an interest and is irrevocable; provided, however, that the powers pursuant to such appointment shall be exercisable only upon the occurrence and during the continuation of an Event of Default.

                  (e) In the event such Grantor shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required hereunder or shall fail to keep any of its Collateral in good repair and good operating condition, ordinary wear and tear excepted and except as otherwise provided in the Credit Agreement, the Administrative Agent may

         (but shall be under no obligation to), without waiving or releasing any Secured Obligation or Default or Event of Default by such Grantor hereunder, contract for the required policies of insurance and pay the premiums on the same or make any required repairs, renewals and replacements; and all sums so disbursed by the Administrative Agent, including reasonable attorneys' fees, court costs, expenses and other charges related thereto, shall be payable on demand by such Grantor to the Administrative Agent, shall be additional Secured Obligations secured by the Collateral, and (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

                  (f) Each Grantor agrees that to the extent that it shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required by SECTION 12(A), it shall in the event of any loss or casualty pay promptly to the Administrative Agent, for the benefit of the Secured Parties, to be held in a separate account for application in accordance with the provisions of SECTIONS 12(H), such amount as would have been received as Net Proceeds (as hereinafter defined) by the Administrative Agent, for the benefit of the Secured Parties, under the provisions of SECTION 12(H) had such insurance been carried to the extent required.

                  (g) The Net Proceeds of the insurance carried pursuant to the provisions of SECTIONS 12(A)(II) and 12(A)(III) shall be applied by such Grantor toward satisfaction of the claim or liability with respect to which such insurance proceeds may be paid.

                  (h) The Net Proceeds of the insurance carried with respect to the Collateral pursuant to the provisions of SECTION 12(A)(I) hereof shall, so long as no Event of Default shall have occurred and be continuing, be paid to such Grantor and applied as provided in the Credit Agreement. At all times during which an Event of Default shall have occurred and be continuing, the Administrative Agent shall be entitled to receive direct and immediate payment of the proceeds of such insurance and such Grantor shall take all action as the Administrative Agent may reasonably request to accomplish such payment. Notwithstanding the foregoing, in the event such Grantor shall receive any such proceeds upon the occurrence and during the continuance of an Event of Default, such Grantor shall immediately deliver such proceeds to such Administrative Agent for the benefit of the Secured Parties as additional Collateral, and pending such delivery shall hold such proceeds in trust for the benefit of the Secured Parties and keep the same segregated from its other funds.

                  (i) "NET PROCEEDS" when used with respect to any insurance proceeds shall mean the gross proceeds from such proceeds, award or other amount, less all taxes, fees and expenses (including attorneys' fees) incurred in the realization thereof.

                  (j) In case of any material damage to, destruction or loss of, or claim or proceeding against, all or any material part of the Collateral pledged hereunder by a Grantor, such Grantor shall give prompt notice thereof to the Administrative Agent. Each such notice shall describe generally the nature and extent of such damage, destruction, loss, claim or proceeding. Subject to SECTION 12(D), each Grantor is hereby authorized and empowered to adjust or compromise any loss under any such insurance other than losses relating to claims made directly against any Secured Party as to which the insurance described in
         SECTION 12(A)(II) OR (III) is applicable.

                  (k) The provisions contained in this Security Agreement pertaining to insurance shall be cumulative with any additional provisions imposing additional insurance requirements with respect to the Collateral or any other property on which a Lien is conferred under any Security Instrument.

         13. RIGHTS AND REMEDIES UPON EVENT OF DEFAULT. If an Event of Default occurs and is continuing, the Administrative Agent shall have the following rights and remedies on behalf of the Secured Parties in addition to any rights and remedies set forth elsewhere in this Security Agreement or the other Loan Documents, all of which may be exercised with or, if allowed by law, without notice to a Grantor:

                  (a) All of the rights and remedies of a secured party under the UCC or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Security Agreement or any other Loan Document;

                  (b) The right to foreclose the Liens and security interests created under this Security Agreement by any available judicial procedure or without judicial process;

                  (c) The right to (i) enter upon the premises of a Grantor through self-help and without judicial process, without first obtaining a final judgment or giving such Grantor notice or opportunity for a hearing on the validity of the Administrative Agent's claim and without any obligation to pay rent to such Grantor, or any other place or places where any Collateral is located and kept, and remove the Collateral therefrom to the premises of the Administrative Agent or any agent of the Administrative Agent, for such time as the Administrative Agent may desire, in order effectively to collect or liquidate the Collateral, (ii) require such Grantor or any bailee or other agent of such Grantor to assemble the Collateral and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties, and (iii) notify any or all Persons party to a Qualifying Control Agreement or who otherwise have possession of or control over any Collateral of the occurrence of an Event of Default and other appropriate circumstances, and exercise control over and take possession or custody of any or all Collateral in the possession, custody or control of such other Persons;

                  (d) The right to (i) exercise all of a Grantor's rights and remedies with respect to the collection of Accounts, Chattel Paper, Instruments, Supporting Obligations and General Intangibles (collectively, "PAYMENT COLLATERAL"), including the right to demand payment thereof and enforce payment, by legal proceedings or otherwise;
         (ii) settle, adjust, compromise, extend or renew all or any Payment Collateral or any legal proceedings pertaining thereto; (iii) discharge and release all or any Payment Collateral; (iv) take control, in any manner, of any item of payment or proceeds referred to in

         SECTION 7 above; (v) prepare, file and sign a Grantor's name on any Proof of Claim in bankruptcy, notice of Lien, assignment or satisfaction of Lien or similar document in any action or proceeding adverse to any obligor under any Payment Collateral or otherwise in connection with any Payment Collateral; (vi) endorse the name of a Grantor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Collateral; (vii) use the information recorded on or contained on a Grantor's internet website or otherwise in any data processing equipment and computer hardware and software relating to any Collateral to which a Grantor has access; (viii) open such Grantor's mail and collect any and all amounts due to such Grantor from any Account Debtors or other obligor in respect of Payment Collateral; (ix) take over such Grantor's post office boxes or make other arrangements as the Administrative Agent, on behalf of the Secured Parties, deems necessary to receive such Grantor's mail, including notifying the post office authorities to change the address for delivery of such Grantor's mail to such address as the Administrative Agent, on behalf of the Secured Parties, may designate; (x) notify any or all Account Debtors or other obligor on any Payment Collateral that such Payment Collateral has been assigned to the Administrative Agent for the benefit of the Secured Parties and that Administrative Agent has a security interest therein for the benefit of the Secured Parties (provided that the Administrative Agent may at any time give such notice to an Account Debtor that is a department, agency or authority of the United States government); each Grantor hereby agrees that any such notice, in the Administrative Agent's sole discretion, may (but need not) be sent on such Grantor's stationery, in which event such Grantor shall co-sign such notice with the Administrative Agent if requested to do so by the Administrative Agent; and (xi) do all acts and things and execute all documents necessary, in Administrative Agent's sole discretion, to collect the Payment Collateral; and

                  (e) The right to sell all or any Collateral in its then existing condition, or after any further manufacturing or processing thereof, at such time or times, at public or private sale or sales, with such notice as may be required by law and in a commercially reasonable manner, in lots or in bulk, for cash or on credit, with or without representations and warranties, all as the Administrative Agent, in its sole discretion, may deem advisable. The Administrative Agent shall have the right to conduct such sales on a Grantor's premises or elsewhere and shall have the right to use a Grantor's premises without charge for such sales for such time or times as the Administrative Agent may see fit. The Administrative Agent may, if it deems it reasonable, postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of such postponed or adjourned sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the Administrative Agent has no obligation to preserve rights to the Collateral against prior parties or to marshal any Collateral for the benefit of any Person. The Administrative Agent for the benefit of the Secured Parties is hereby granted an irrevocable fully paid license or other right (including each Grantor's rights under any license or any franchise agreement), each of which shall remain in full force and effect until the Facility Termination Date, to use, without charge, each of the labels, patents, copyrights, names, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature owned or licensed by any Grantor, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral. If any of the Collateral shall require repairs, maintenance, preparation or the like, or is in process or other unfinished state, the Administrative Agent shall have the right, but shall not be obligated, to perform such repairs, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as the Administrative Agent shall deem appropriate, but the Administrative Agent shall have the right to sell or dispose of the Collateral without such processing and no Grantor shall have any claim against the Administrative Agent for the value that may have been added to such Collateral with such processing. In addition, each Grantor agrees that in the event notice is necessary under applicable law, written notice mailed to such Grantor in the manner specified herein ten (10) days prior to the date of public sale of any of the Collateral or prior to the date after which any private sale or other disposition of the Collateral will be made shall constitute commercially reasonable notice to such Grantor. All notice is hereby waived with respect to any of the Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Administrative Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, free from any right of redemption which is hereby expressly waived by such Grantor and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations. Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of certain of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "SECURITIES ACT"), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities ("AFFECTED COLLATERAL"), and that as a consequence of such prohibitions and restrictions the Administrative Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire Affected Collateral for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Affected Collateral sold to any Person or group. Each Grantor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to such Grantor than if such Affected Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Administrative Agent has no obligation to delay the sale of any Affected Collateral for the period of time necessary to permit the Grantor or any other Person to register or otherwise qualify them under or exempt them from any applicable restriction, even if such Grantor or other Person would agree to register or otherwise qualify or exempt such Affected Collateral so as to permit a public sale under the Securities Act or applicable state law. Each Grantor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of Affected Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Grantor hereby acknowledges that a ready market may not exist for Affected Collateral that is not traded on a national securities exchange or quoted on an automated quotation system, and agrees and acknowledges that in such event the Affected Collateral may be sold for an amount less than a pro rata share of the fair market value of such entity's assets minus its liabilities.

         The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first to the expenses (including all reasonable attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with the terms of SECTION 8.03 of the Credit Agreement. Each Grantor shall be liable to the Administrative Agent, for the benefit of the Secured Parties, and shall pay to the Administrative Agent, for the benefit of the Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.

         14. ATTORNEY-IN-FACT. Each Grantor hereby appoints the Administrative Agent as the Grantor's attorney-in-fact for the purposes of carrying out the provisions of this Security Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; PROVIDED, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right and power

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

                  (c) to endorse such Grantor's name on any checks, notes, drafts or any other payment relating to or constituting proceeds of the Collateral which comes into the Administrative Agent's possession or the Administrative Agent's control, and deposit the same to the account of the Administrative Agent, for the benefit of the Secured Parties, on account and for payment of the Secured Obligations.

                  (d) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent, for the benefit of the Secured Parties, with respect to any of the Collateral;

                  (e) to execute, in connection with any sale or other disposition of Collateral provided for herein, any endorsement, assignments, or other instruments of conveyance or transfer with respect thereto; and

                  (f) to receive, endorse and collect all checks and other orders for the payment of money made payable to any Grantor representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.

         15. REINSTATEMENT. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Grantor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this SECTION 15 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Security Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date.

         14. CERTAIN WAIVERS BY THE GRANTORS. Each Grantor waives to the extent permitted by applicable law (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (x) proceed against any Person or entity, including without limitation any Loan Party, (y) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (z) pursue any other remedy in its power; (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, and (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Secured Parties. Each Grantor authorizes each Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.

         The Administrative Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Grantor and the receipt thereof by such Grantor shall be a complete and full acquittance for the Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.

         17. DIVIDENDS AND VOTING RIGHTS.

                  (a) All dividends and other distributions with respect to any of the Pledged Interests shall be subject to the pledge hereunder, PROVIDED, HOWEVER, that cash dividends paid to a Grantor as record owner of the Pledged Interests, to the extent permitted by the Credit Agreement to be declared and paid, may be retained by such Grantor so long as no Event of Default shall have occurred and be continuing, free from any Liens hereunder.

                  (b) So long as no Default or Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of a Grantor as record and beneficial owner shall not be changed and such Grantor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms of the Loan Documents.

                  (c) Upon the occurrence and during the continuance of any Default or Event of Default, all rights of the Grantors to receive and retain cash dividends and other distributions upon the Collateral pursuant to subsection (a) above shall cease and shall thereupon be vested in the Administrative Agent for the benefit of the Secured Parties, and each Grantor shall promptly deliver, or shall cause to be promptly delivered, all such cash dividends and other distributions with respect to the Pledged Interests to the Administrative Agent (together, if the Administrative Agent shall request, with the documents described in SECTIONS 5(C) and 11(G) hereof or other negotiable documents or instruments so distributed) to be held by it hereunder or, at the option of the Administrative Agent, to be applied to the Secured Obligations. Pending delivery to the Administrative Agent of such property, each Grantor shall keep such property segregated from its other property and shall be deemed to hold the same in trust for the benefit of the Secured Parties.

                  (d) Upon the occurrence and during the continuance of any Default or Event of Default, at the option of the Administrative Agent, all rights of each of the Grantors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Administrative Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Administrative Agent or its nominee or agent for the benefit of the Secured Parties and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Grantor hereby appoints the Administrative Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Pledged Interests hereunder upon the occurrence and during the continuance of any Default or Event of Default, which proxy is coupled with an interest and is irrevocable until the Facility Termination Date, and each Grantor hereby agrees to provide such further proxies as the Administrative Agent may request; PROVIDED, HOWEVER, that the Administrative Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

         18. CONTINUED POWERS. Until the Facility Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Secured Parties hereunder shall continue to exist and may be exercised by the Administrative Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Grantor may have ceased.

         19. OTHER RIGHTS. The rights, powers and remedies given to the Administrative Agent for the benefit of the Secured Parties by this Security Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any Secured Party under any other Loan Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement.

         20. ANTI-MARSHALING PROVISIONS. The right is hereby given by each Grantor to the Administrative Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Grantor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Administrative Agent, for the benefit of the Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Security Agreement. Each Grantor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any other Loan Document.

         21. ENTIRE AGREEMENT. This Security Agreement and each Security Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as contained in the Loan Documents. The express terms hereof and of the Security Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof or thereof. Neither this Security Agreement nor any Security Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

         22. THIRD PARTY RELIANCE. Each Grantor hereby consents and agrees that all issuers of or obligors in respect of any Collateral, and all securities intermediaries, warehousemen, bailees, public officials and other Persons having any interest in, possession of, control over or right, privilege, duty or discretion in respect of, any Collateral shall be entitled to accept the provisions hereof and of the Security Joinder Agreements as conclusive evidence of the right of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights hereunder or thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to any of such Persons.

         23. BINDING AGREEMENT; ASSIGNMENT. This Security Agreement and each Security Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Grantor shall be permitted to assign this Security Agreement, any Security Joinder Agreement or any interest herein or therein or, except as expressly permitted herein or in the Credit Agreement, in the Collateral or any part thereof or interest therein. Without limiting the generality of the foregoing sentence of this SECTION 23, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including
ARTICLE IX thereof (concerning the Administrative Agent) and SECTION 10.07 thereof (concerning assignments and participations). All references herein to the Administrative Agent and to the Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.

         24. RELATED SWAP CONTRACTS. All obligations of each Grantor under or in respect of Related Swap Contracts to which any Lender or its Affiliates is a party shall be deemed to be Secured Obligations secured hereby, and each Lender or Affiliate of a Lender party to any such Related Swap Contract shall be deemed to be a Secured Party hereunder with respect to such Secured Obligations; PROVIDED, HOWEVER, that such obligations shall cease to be Secured Obligations at such time, prior to the Facility Termination Date, as such Person (or Affiliate of such Person) shall cease to be a "LENDER" under the Credit Agreement.

         No Person who obtains the benefit of any Lien by virtue of the provisions of this SECTION 24 shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents. Each Secured Party not a party to the Credit Agreement who obtains the benefit of this Security Agreement by virtue of the provisions of this SECTION 24 shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under ARTICLE IX of the Credit Agreement.

         25. SEVERABILITY. The provisions of this Security Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Security Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         26. COUNTERPARTS. This Security Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart executed by the Grantor against whom enforcement is sought. Without limiting the foregoing provisions of this SECTION 26, the provisions of SECTION 10.02(B) of the Credit Agreement shall be applicable to this Security Agreement.

         27. TERMINATION. Subject to the provisions of SECTION 15, this Security Agreement and each Security Joinder Agreement, and all obligations of the Grantors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this Security Agreement, the Administrative Agent shall, at the request and sole expense of the Grantors, promptly deliver to the Grantors such termination statements and take such further actions as the Grantors may reasonably request to terminate of record, or otherwise to give appropriate notice of the termination of, any Lien conferred hereunder.

         28. NOTICES. Any notice required or permitted hereunder shall be given
(a) with respect to any Grantor, at the address for the giving of notice then in effect under the Credit Agreement, and (b) with respect to the Administrative Agent or a Lender, at the Administrative Agent's address indicated in SCHEDULE
10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in SCHEDULE 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

         29. JOINDER; ADDITIONAL INTERESTS. Each Person who shall at any time execute and deliver to the Administrative Agent a Security Joinder Agreement substantially in the form attached as EXHIBIT A hereto shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Grantor and shall have thereupon pursuant to SECTION 2 hereof granted a security interest in and collaterally assigned to the Administrative Agent for the benefit of the Secured Parties all Collateral in which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Grantors or to the parties to this Security Agreement shall be deemed to include such Person as a Grantor hereunder. Each Security Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Grantor executing such Security Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules.

         If any Grantor shall at any time acquire or hold any additional Pledged Interests (any such shares being referred to herein as the "ADDITIONAL INTERESTS"), such Grantor shall deliver to the Administrative Agent for the benefit of the Secured Parties (i) a Security Agreement Supplement in the form of EXHIBIT B hereto with respect to such Additional Interests duly completed and executed by such Grantor and (ii) any other document required in connection with such Additional Interests as described in SECTION 11(G). Each Grantor shall comply with the requirements of this SECTION 29 concurrently with the acquisition of any such Additional Interests or within the time period specified elsewhere in the Credit Agreement with respect to such Additional Interests; PROVIDED, HOWEVER, that the failure to comply with the provisions of this
SECTION 29 shall not impair the Lien on Additional Interests conferred hereunder.

         30. RULES OF INTERPRETATION. The rules of interpretation contained in SECTIONS 1.02 and 1.05 of the Credit Agreement shall be applicable to this Security Agreement and each Security Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.

         31. GOVERNING LAW; WAIVERS.

                  (A) THIS SECURITY AGREEMENT AND EACH SECURITY JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE; PROVIDED THAT (I) WITH RESPECT TO THOSE INSTANCES IN WHICH THE APPLICABLE CHOICE OF LAWS RULES OF SUCH STATE, INCLUDING SECTION 9-301 OF THE UCC, REQUIRE THAT THE MANNER OF CREATION OF A SECURITY INTEREST IN SPECIFIC COLLATERAL OR THE MANNER OR EFFECT OF PERFECTION OR NONPERFECTION OR THE RULES GOVERNING PRIORITY OF SECURITY INTERESTS ARE TO BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION, THEN THE LAWS OF SUCH OTHER JURISDICTION SHALL GOVERN SUCH MATTERS, (II) EACH CONTROL AGREEMENT (INCLUDING EACH QUALIFYING CONTROL AGREEMENT) APPLICABLE TO ANY SECURITIES ACCOUNT OR DEPOSIT ACCOUNT SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION SPECIFIED IN SUCH CONTROL AGREEMENT, OR OTHERWISE BY THE LAWS OF THE JURISDICTION THAT GOVERN THE SECURITIES ACCOUNT OR DEPOSIT ACCOUNT TO WHICH SUCH CONTROL AGREEMENT RELATES, AND (III) IN THOSE INSTANCES IN WHICH THE LAWS OF THE JURISDICTION IN WHICH COLLATERAL IS LOCATED GOVERN MATTERS PERTAINING TO THE METHODS AND EFFECT OF REALIZING ON COLLATERAL, SUCH LAWS SHALL BE GIVEN EFFECT WITH RESPECT TO SUCH MATTERS.

                  (B) EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT OR A SECURITY JOINDER AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (C) EACH GRANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN SECTION 28

         OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                  (D) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE UNDER APPLICABLE LAW.

                  (E) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY EXPRESSLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

                  (F) EACH GRANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have duly executed this Security Agreement on the day and year first written above.


                                       GRANTOR:



                                       PEDIATRIX MEDICAL GROUP, INC.,
                                         A FLORIDA CORPORATION



                                       By: /s/ Karl B. Wagner
                                           -------------------------------------
                                       Name: Karl B. Wagner
                                             -----------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------


                                       ALASKA NEONATOLOGY ASSOCIATES, INC.
                                       ASSOCIATES IN NEONATOLOGY, INC.
                                       AUGUSTA NEONATOLOGY ASSOCIATES, P.C.
                                       BNA ACQUISITION COMPANY, INC.
                                       CENTRAL OKLAHOMA NEONATOLOGY ASSOCIATES,
                                         INC.
                                       CNA ACQUISITION CORP.
                                       FLORIDA REGIONAL NEONATAL ASSOCIATES,
                                         INC.
                                       FOOTHILL MEDICAL GROUP, INC.
                                       FORT WORTH NEONATAL ASSOCIATES BILLING,
                                        INC.
                                       GNPA ACQUISITION COMPANY, INC.
                                       MAGELLA HEALTHCARE CORPORATION
                                       MAGELLA HEALTHCARE GROUP, L.P.
                                       MAGELLA MEDICAL ASSOCIATES BILLING, INC.
                                       MAGELLA MEDICAL ASSOCIATES MIDWEST, P.C.
                                       MAGELLA MEDICAL ASSOCIATES OF GEORGIA,
                                         P.C.
                                       MAGELLA MEDICAL GROUP, INC.
                                       MAGELLA NEVADA, LLC
                                       MAGELLA TEXAS, LLC



                                       By: /s/ Karl B. Wagner
                                           -------------------------------------
                                       Name: Karl B. Wagner
                                             -----------------------------------
                                       Title: Attorney-in-Fact
                                              ----------------------------------

                                       MNPC ACQUISITION COMPANY, INC.
                                       MOUNTAIN STATES NEONATOLOGY, INC.
                                       NACF ACQUISITION COMPANY, INC.
                                       NEONATAL AND PEDIATRIC INTENSIVE CARE
                                         MEDICAL GROUP, INC.
                                       NEONATOLOGY ASSOCIATES BILLING, INC.
                                       NEONATAL SPECIALISTS, LTD.
                                       NSPA ACQUISITION COMPANY, INC.
                                       OBSTETRIX ACQUISITION COMPANY
                                         OF ARIZONA, INC.
                                       OBSTETRIX ACQUISITION COMPANY
                                         OF COLORADO,  INC.
                                       OBSTETRIX MEDICAL GROUP OF ARIZONA, P.C.
                                       OBSTETRIX MEDICAL GROUP OF CALIFORNIA,
                                         A PROFESSIONAL CORPORATION
                                       OBSTETRIX MEDICAL GROUP OF COLORADO, P.C.
                                       OBSTETRIX MEDICAL GROUP OF
                                         KANSAS AND MISSOURI, P.A.
                                       OBSTETRIX MEDICAL GROUP OF PHOENIX, P.C.
                                       OBSTETRIX MEDICAL GROUP OF
                                         TEXAS BILLING, INC.
                                       OBSTETRIX MEDICAL GROUP OF
                                         WASHINGTON, INC., P.S.
                                       OBSTETRIX MEDICAL GROUP, INC.
                                       OZARK NEONATAL ASSOCIATES, INC.
                                       PALM BEACH NEO ACQUISITIONS, INC.
                                       PASCV ACQUISITION COMPANY, INC.
                                       PEDIATRIX ACQUISITION COMPANY OF
                                         OHIO, INC.
                                       PEDIATRIX ACQUISITION COMPANY OF
                                         WASHINGTON, INC.
                                       PEDIATRIX FLORIDA LLC



                                       By: /s/ Karl B. Wagner
                                           -------------------------------------
                                       Name: Karl B. Wagner
                                             -----------------------------------
                                       Title: Attorney-in-Fact
                                              ----------------------------------

                                       PEDIATRIX MEDICAL GROUP NEONATOLOGY AND
                                         PEDIATRIC INTENSIVE
                                         CARE SPECIALISTS OF NEW YORK, P.C.
                                       PEDIATRIX MEDICAL GROUP OF ARKANSAS, P.A.
                                       PEDIATRIX MEDICAL GROUP OF CALIFORNIA,
                                         A PROFESSIONAL CORPORATION
                                       PEDIATRIX MEDICAL GROUP OF COLORADO, P.C.
                                       PEDIATRIX MEDICAL GROUP OF DELAWARE, INC.
                                       PEDIATRIX MEDICAL GROUP OF FLORIDA, INC.
                                       PEDIATRIX MEDICAL GROUP OF GEORGIA, P.C.
                                       PEDIATRIX MEDICAL GROUP OF ILLINOIS, P.C.
                                       PEDIATRIX MEDICAL GROUP OF INDIANA, P.C.
                                       PEDIATRIX MEDICAL GROUP OF KANSAS, P.A.
                                       PEDIATRIX MEDICAL GROUP OF
                                         KENTUCKY, P.S.C.
                                       PEDIATRIX MEDICAL GROUP OF
                                         LOUISIANA, L.L.C.
                                       PEDIATRIX MEDICAL GROUP OF MICHIGAN, P.C.
                                       PEDIATRIX MEDICAL GROUP OF MISSOURI, P.C.
                                       PEDIATRIX MEDICAL GROUP OF
                                         NEW MEXICO, P.C.
                                       PEDIATRIX MEDICAL GROUP OF
                                         NORTH CAROLINA, P.C.
                                       PEDIATRIX MEDICAL GROUP OF OHIO CORP.
                                       PEDIATRIX MEDICAL GROUP OF OKLAHOMA, P.C.


                                       By: /s/ Karl B. Wagner
                                           -------------------------------------
                                       Name: Karl B. Wagner
                                             -----------------------------------
                                       Title: Attorney-in-Fact
                                              ----------------------------------

                                       PEDIATRIX MEDICAL GROUP OF
                                         PENNSYLVANIA, P.C.
                                       PEDIATRIX MEDICAL GROUP OF
                                         PUERTO RICO, P.S.C.
                                       PEDIATRIX MEDICAL GROUP OF SOUTH
                                         CAROLINA, P.A.
                                       PEDIATRIX MEDICAL GROUP OF
                                         TENNESSEE, P.C.
                                       PEDIATRIX MEDICAL GROUP OF TEXAS
                                         BILLING, INC
                                       PEDIATRIX MEDICAL GROUP OF WASHINGTON,
                                         INC., P.S.
                                       PEDIATRIX MEDICAL GROUP, INC.,
                                         A UTAH CORPORATION
                                       PEDIATRIX MEDICAL GROUP, P.A.
                                       PEDIATRIX MEDICAL GROUP, P.C.,
                                         A VIRGINIA CORPORATION
                                       PEDIATRIX MEDICAL GROUP, P.C.,
                                         A WEST VIRGINIA CORPORATION
                                       PEDIATRIX MEDICAL MANAGEMENT, L.P.
                                       PEDIATRIX MEDICAL SERVICES, INC.
                                       PEDIATRIX OF MARYLAND, P.A.
                                       PEDIATRIX SCREENING, INC.
                                       PEDIATRIX TEXAS I  LLC
                                       PEDIATRIX VIRGINIA ACQUISITION
                                         COMPANY, INC.
                                       PERINATAL PEDIATRICS, P.A.
                                       PMG ACQUISITION CORP.
                                       PMGSC, P.A.
                                       PNA ACQUISITION CO., INC.
                                       POKROY MEDICAL GROUP OF NEVADA, LTD.
                                       RPNA ACQUISITION COMPANY, INC.
                                       SCPMC ACQUISITION CO.
                                       SNCA ACQUISITION COMPANY, INC.
                                       ST. JOSEPH NEONATOLOGY CONSULTANTS, INC.



                                       By: /s/ Karl B. Wagner
                                           -------------------------------------
                                       Name: Karl B. Wagner
                                             -----------------------------------
                                       Title: Attorney-in-Fact
                                              ----------------------------------

                                       TEXAS MATERNAL FETAL MEDICINE BILLING,
                                         INC.
                                       TEXAS NEWBORN SERVICES, INC.
                                       TUCSON PERINATAL SERVICES, P.C.



                                       By: /s/ Karl B. Wagner
                                           -------------------------------------
                                       Name: Karl B. Wagner
                                             -----------------------------------
                                       Title: Attorney-in-Fact
                                              ----------------------------------

                                       ADMINISTRATIVE AGENT:

                                       BANK OF AMERICA, N.A., as Administrative
                                         Agent



                                       By: /s/ Kevin L. Ahart
                                           -------------------------------------
                                       Name: Kevin L. Ahart
                                             -----------------------------------
                                       Title: Assistant Vice President
                                              ----------------------------------